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                                                                 Exhibit 10.24

                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Second Amendment to Loan and Security Agreement (the "Agreement"), dated as of January 29, 1996, is made and entered into on the terms and conditions hereinafter set forth, by and among First American National Bank, a national banking association, with principal offices located in Nashville, Tennessee ("Lender"), Children's Comprehensive Services, Inc., a Tennessee corporation, with principal offices located in Murfreesboro, Tennessee ("CCS"), and Children's Comprehensive Services of California, Inc., a California corporation, with principal offices located in Grand Terrace, California ("CCSC; CCS and CCSC are sometimes hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"),

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of the Loan and Security Agreement dated as of September 23, 1994, by and between the Lender and the Borrowers (the "Loan Agreement"), Lender agreed to make available to Borrowers a revolving line of credit in the original principal amount not exceeding $2,500,000 (the "Loan"); and

         WHEREAS, Lender agreed to renew and extend the maturity date of the Loan from September 23, 1995, to September 30, 1996, as referred to in a First Amendment to Loan and Security Agreement dated as of September 23, 1995; and,

         WHEREAS, at the request of the Borrowers, Lender has agreed to modify the Loan to reduce the amount available to $2,000,000,

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the Lender and the borrowers hereby agree to amend the Loan Agreement, as follows:

         1. Definitions. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

                 As used in the Agreement:

                          "Loan" shall mean a $2,000,000 revolving line of
                 credit.

                          "Note" shall mean the $2,000,000 Renewal and
                 Modification Master Secured Promissory Note dated as of January 29, 1996, as amended or modified from time to time.

         2. Advances. Section 1.1(b) is hereby amended to reflect that the aggregate amount outstanding under the loan at any one time shall not exceed the lesser of (i) the Borrowing Base in effect from time to time, or
(ii) $2,000,000.
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         3.      Events of Default.  Section 6.1 is hereby amended to delete subsection (j) and add the following as new subsection (j):

                          (j) A default or Event of Default shall occur under the Loan and Security Agreement dated as of January 29, 1996, and between Lender and Helcion, Inc.

         4. Conditions. The Agreement of Lender to renew the Loan is subject to satisfaction of the following conditions precedent, in form and substance satisfactory to the Lender and its counsel:

                          a. Renewal Note. Execution and delivery by the borrowers of a Renewal and Extension Secured Master Promissory
                 Note in the form attached to this Agreement as Exhibit A.

                          b. Amended Documents. Execution of such amendments to the existing Loan Documents as Lender shall deem reasonably necessary to evidence the renewal of the Loan, in accordance with the terms and conditions of this Agreement.

                          c. Corporate Matters. Delivery of a borrowing resolution and corporate organizational documents for the borrowers, in form and substance acceptable to the Lender.

                          d. Officer's Certificate. Delivery of a certificate executed by an authorized officer of the Borrowers, confirming that:

                                  (1) The representations and warranties
                 contained in the Loan Agreement, as amended by this Agreement, are correct on and as of the date of the execution of this agreement; and,

                                  (2) No Event of Default exists, nor any event
                 that, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing, or will result from transactions contemplated by this Agreement.

         5. Loan Agreement to Remain in Effect. The Borrowers hereby restate and ratify all of the representations, warranties, terms and conditions contained in the Loan Agreement as of the date hereof. The Borrowers acknowledge and agree that the terms and conditions of the Loan Agreement, as amended hereby, remain in full force and effect.
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         IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and date first above written.




                                        LENDER:

                                        FIRST AMERICAN NATIONAL BANK


                                        By: /s/
                                           ------------------------------------

                                        Title:
                                              ---------------------------------


                                        BORROWERS:

                                        CHILDREN'S COMPREHENSIVE
                                         SERVICES, INC.

                                        By:      /s/ William J. Ballard
                                           ------------------------------------
                                        Title:   Chairman
                                              ---------------------------------


                                        CHILDREN'S COMPREHENSIVE
                                         SERVICES OF CALIFORNIA, INC.


                                        By:      /s/ William J. Ballard
                                           ------------------------------------
                                        Title:   Chairman
                                              ---------------------------------